EXHIBIT 24

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these  presents,  that I, J.  Balog,  a Member  of the  Board of
Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the Registration Statement (Form S-3) of Great-West Life & Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January , 2000.


                                             /s/ J. Balog
                                             J. Balog, Director
                                     Great-West Life & Annuity Insurance Company

Witness:


/s/ Alvina B. Balog
Name:
         (Type or print name of witness)

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, O.T. Dackow, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the Registration Statement (Form S-3) of Great-West Life & Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2000.


                                             /s/ O.T. Dackow
                                             O.T. Dackow, Director
                                     Great-West Life & Annuity Insurance Company

Witness:


/s/ Beverly A. Martin
Name:
         (Type or print name of witness)

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, A. Desmarais, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the Registration Statement (Form S-3) of Great-West Life & Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January, 2000.


                                             /s/ A. Desmarais
                                             A. Desmarais, Director
                                     Great-West Life & Annuity Insurance Company

Witness:


/s/ Anne Marie Gaudreau
Name:
         (Type or print name of witness)

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, P. Desmarais, Jr., a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the Registration Statement (Form S-3) of Great-West Life & Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of January, 2000.


                              /s/ P. Desmarais, Jr.
                           P. Desmarais, Jr., Director
                          Great-West Life & Annuity Insurance Company

Witness:


/s/ Lucie Filteau
Name:
         (Type or print name of witness)

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, R. Gratton, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the Registration Statement (Form S-3) of Great-West Life & Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 2000.


                                                /s/ R. Gratton
                                                R. Gratton, Director
                                     Great-West Life & Annuity Insurance Company

Witness:


/s/ Nicole Barolet
Name:
         (Type or print name of witness)

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, N.B. Hart, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the Registration Statement (Form S-3) of Great-West Life & Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 2000.


                                                /s/ N.B. Hart
                                                N.B. Hart, Director
                                     Great-West Life & Annuity Insurance Company

Witness:


/s/ Wilma J. Hart
Name:
         (Type or print name of witness)

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, K.P. Kavanagh, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the Registration Statement (Form S-3) of Great-West Life & Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 2000.


                                             /s/ K.P. Kavanagh
                                             K.P. Kavanagh, Director
                                     Great-West Life & Annuity Insurance Company

Witness:


/s/ Jennifer Moncrieff
Name:
         (Type or print name of witness)

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, W. Mackness, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the Registration Statement (Form S-3) of Great-West Life & Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 2000.


                                               /s/ W. Mackness
                                               W. Mackness, Director
                                     Great-West Life & Annuity Insurance Company

Witness:


/s/ A. Mackness
Name:
         (Type or print name of witness)

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, P.M. Pitfield, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the Registration Statement (Form S-3) of Great-West Life & Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 2000.


                                                 /s/ P.M. Pitfield
                                                 P.M. Pitfield, Director
                                     Great-West Life & Annuity Insurance Company

Witness:


/s/ Raymond Cloutier
Name:
         (Type or print name of witness)

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, M. Plessis-Belair, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the Registration Statement (Form S-3) of Great-West Life & Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 2000.


                                     /s/ M. Plessis-Belair
                                     M. Plessis-Belair, Director
                                     Great-West Life & Annuity Insurance Company

Witness:


/s/ Danielle Durocher
Name:
         (Type or print name of witness)

                                POWER OF ATTORNEY

                                       RE

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, B.E. Walsh, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company to comply with the Securities Act of 1933 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Act of market value adjusted annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the Registration Statement (Form S-3) of Great-West Life & Annuity Insurance Company, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2000.


                                              /s/ B. E. Walsh
                                              B.E. Walsh, Director
                                     Great-West Life & Annuity Insurance Company

Witness:


/s/ Margaret Canty
Name:
         (Type or print name of witness)